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                                  [LETTERHEAD]


                                  May 18, 1999


To Whom It May Concern:

This letter is to confirm that Rubio's Restaurants, Inc. and Host International, Inc. are participating in a "Test Agreement" at the San Diego International Airport. The parties acknowledge that the original term was to be for one hundred eighty days commencing on August 4th, 1995; however, the parties are currently continuing the Test Agreement on a month-to-month basis. It is anticipated that negotiations will be finalized shortly to extend the term of the Test Agreement so that it will be coterminous with Host International's master food and beverage lease at the San Diego International Airport on December 31, 2007, subject to Host International's right to terminate the Test Agreement at any time upon 120 days notice.


                                       HOST INTERNATIONAL, INC.


                                       /s/ JOHN C. CAN
                                       ---------------
                                       Vice President

Agreed:

RUBIO'S RESTAURANTS, INC.

By:    /s/ [ILLEGIBLE]
       ---------------
Title: Controller